EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT 2002

In connection with the annual report of Sonoma Valley Bancorp (the “Company”) on Form 10-K/A for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), We, Sean C. Cutting, Chief Executive Officer and Mary Dieter Smith, Chief Financial Officer, of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 for the Sarbanes-Oxley Act of 2002, that to the best of our knowledge and belief:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: April28, 2010	/s/ Sean C. Cutting
Sean C. Cutting
Chief Executive Officer
(Principal Executive Officer)

Dated: April 28, 2010	/s/ Mary Dieter Smith
Mary Dieter Smith,
Chief Financial Officer
(Principal Financial and Accounting Officer)